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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 26, 2009


                                PVF Capital Corp.
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               (Exact Name of Registrant as Specified in Charter)

           Ohio                        0-24948                34-1659805
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(State or Other Jurisdiction    Commission File Number     (I.R.S. Employer
      of Incorporation)                                     Identification No.)

                      30000 Aurora Road, Solon, Ohio 44139
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (440) 248-7171
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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ITEM 8.01     OTHER EVENTS.
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         PVF Capital Corp. (the "Company") and its wholly owned subsidiary Park
View Federal Savings Bank (the "Bank") have each received letters from the Office of Thrift Supervision ("OTS"), dated June 26, 2009, indicating that as a result of the OTS's assessment of the Company's and the Bank's financial condition, the Company and the Bank are subject to specified operating restrictions. These operating restrictions provide that: (1) the Bank must limit its quarterly asset growth to net interest credited on deposit liabilities during the quarter (unless additional asset growth is permitted by the OTS); (2) the Bank and the Company must obtain OTS approval prior to appointing any new director or senior executive officer; (3) the Bank and the Company must obtain regulatory approval prior to making certain severance and indemnification payments; (4) the Bank must receive OTS approval of any new, renewed or amended arrangements providing compensation or benefits to its directors and senior executive officers; (5) the Bank must obtain OTS approval of all third-party contracts that are significant to the operation or financial condition of the Bank or that are outside the normal course of business; (6) the Bank must provide the OTS with advance notice of all proposed transactions with affiliates; and (7) the Bank may not pay dividends or make any other capital distribution, including the repurchase or redemption of capital stock, without the prior approval of the OTS.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PVF CAPITAL CORP.


Dated:  July 1, 2009                       By: /s/ Marty E. Adams
                                               ---------------------------------
                                               Marty E. Adams
                                               Interim Chief Executive Officer
                                               (Duly Authorized Representative)